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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report February 3, 2005
                Date of earliest event reported February 3, 2005


                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission file no. 1-9659


          Delaware                                               95-4119509
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


          One Marcus Square
           1618 Main Street
            Dallas, Texas                                           75201
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (214) 741-6911

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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


The following information is being furnished, not filed, pursuant to Items 7.01 and 2.02. Accordingly, this information will not be incorporated by reference into any registration statement filed by The Neiman Marcus Group, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On February 3, 2005, The Neiman Marcus Group, Inc. issued a press release announcing its revenue results for the four weeks and quarter ended January 29, 2005. A copy of the press release is furnished as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE NEIMAN MARCUS GROUP, INC.


Date: February 3, 2005                       By: /s/ T. Dale Stapleton
                                                 -------------------------------

                                                     T. Dale Stapleton Vice
                                                     President and Controller
                                                     (principal accounting
                                                     officer of the registrant)